Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”) is made effective as of the 2nd day of January, 2006, by and between BANK OF AMERICA, N.A., as Administrative Agent (“Agent”) and CEC ENTERTAINMENT CONCEPTS, L.P., a Texas limited partnership (“Borrower”), CEC ENTERTAINMENT, INC., CEC ENTERTAINMENT HOLDINGS, LLC, SPT DISTRIBUTION COMPANY, INC., and TJH RESTAURANT GROUP, INC. (“Guarantors”) and the following lenders: Bank of America, N.A., JPMorgan Chase Bank, N.A., as a Lender and Syndication Agent, SunTrust Bank, as a Lender and Documentation Agent, Wachovia Bank, NA, Wells Fargo, N.A., and U.S. Bank National Association (collectively, “Lenders”).

WITNESSETH:

WHEREAS, Borrower on July 18, 2005 entered into that certain Amended and Restated Credit Agreement (the “Credit Agreement”) with Agent and Lenders governing a $200,000,000 revolving credit loan from Lenders to Borrower (the “Loan”);

WHEREAS, to evidence the Loan, Borrower executed certain Promissory Notes (collectively referred to herein as the “Note”) in the amount of the Aggregate Commitments dated of even date with the Credit Agreement and secured guarantees to support the Loan from the Guarantors. All documents representing, evidencing or securing the Loan are collectively referred to as the “Loan Documents”; and

WHEREAS, as a result of Statement of Financial Accounting Standards (“SFAS”) No. 123(R) issued by the Financial Accounting Standards Boards, and pursuant to Section 1.03(b) of the Credit Agreement, the parties hereto desire to modify the definitions of “Consolidated EBITDA” and “Consolidated EBITR” in the Credit Agreement to add a provision for non-cash stock-based compensation expenses;

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein and in the Credit Agreement, in consideration of the Loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I.

Definitions and References

1.1 Terms Defined in the Credit Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Credit Agreement shall have the same meanings whenever used in this Amendment.

ARTICLE II.

Amendments to Credit Agreement

2.1 Definition. The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Consolidated EBITDA” means, for any period, for the Parent and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for Federal, state, local and foreign income taxes payable by the parent and its Subsidiaries for such period, (iii) depreciation and amortization expense, (iv) non-cash stock-based compensation expense, and (v) other non-recurring expenses of the Parent and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period and minus (b) all non-cash items increasing Consolidated Net Income for such period.

2.2 Definition. The definition of “Consolidated EBITR” in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Consolidated EBITR” means, for any period, for Parent and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for Federal, state, local and foreign income taxes payable by the Parent and its Subsidiaries for such period, (iii) non-cash stock-based compensation expense, and (iv) any other non-recurring expenses of the Parent and its Subsidiaries reducing and Consolidated Net Income which do not represent a cash item in such period or any future period plus (b) Consolidated Rent Expense for such period, and minus (c) all non-cash items increasing Consolidated Net Income for such period.

ARTICLE III.

Conditions to Closing

3.1 Effective Date. This Amendment shall become effective as of the date first above written when and only when Agent and Lenders shall have received copies of all documents or other evidence which the Agent, Lenders or their counsel may reasonably request in connection herewith, including an executed original of this Amendment signed by the Borrower, Guarantors, Agent, and Required Lenders, in a sufficient number for the Agent and all Lenders.

ARTICLE IV.

Miscellaneous

4.1 Acknowledgment by Borrower and Guarantors. Except as otherwise specified herein, the terms and provision of the Loan Documents are ratified and confirmed and shall remain in full force and effect, enforceable in accordance with their terms. Borrower and Guarantors hereby acknowledge, agree and represent that (i) Borrower and Guarantors are indebted to Lenders pursuant to the terms of the Notes and Loan Documents as modified hereby; and (ii) contemporaneously with the effectiveness of this Amendment, the representations and warranties contained in the Loan Documents are true and correct representations and warranties of Borrower and each Guarantor, as applicable, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date.

4.2 Costs and Expenses. Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, reasonable fees and expenses of legal counsel to Agent (which fees and expenses, as to legal counsel of Agent, shall be paid directly to legal counsel of Agent immediately upon presentation of a bill for legal services rendered).

4.3. Governing Law. THE TERMS AND PROVISION HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

4.4 Time. Time is of the essence in the performance of the covenants contained herein and in the Loan Documents.

4.5 Binding Agreement. This Amendment shall be binding upon the successors and assigns of the parties hereto; provided, however, the foregoing shall not be deemed or construed to (i) permit, sanction, authorize or condone the assignment of all or any part of any interest in and to Borrower or any Guarantor except as expressly authorized in the Loan Documents, or (ii) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.

4.6 Headings. The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.

4.7 Construction. Whenever the context hereof so required, reference to the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative of the general recitation.

4.8 Counterparts. To facilitate execution, this Amendment may be executed in as any counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party or that the signature of all persons required to bind any party appear on each counterpart. All counterparts shall collectively constitute a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages. Signatures hereto transmitted by facsimile or other electronic medium shall be effective as originals.

4.9 No Reliance. In executing this Amendment, Borrower warrants and represents that Borrower is not relying on any statement ore representation other than those in this Amendment and the other Loan Documents and is relying upon its own judgment and advice of its attorneys.

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMET BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NOT UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Amended and Restated Credit Agreement effective as of the date first set forth above.

THE BORROWER:	CEC Entertainment Concepts, L.P., a Texas limited partnership

	By:	CEC Entertainment, Inc., a Kansas corporation, Its general partner

By:
Christopher D. Morris Executive Vice President and CFO

THE ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., a national banking association, as the Administrative Agent

By:
Suzanne M. Paul Vice President

THE LENDERS:	BANK OF AMERICA N.A., a national banking association

By:
Steven A. Mackenzie Senior Vice President

JP MORGAN CHASE BANK, N.A.,

By:
Bradley C. Peters Senior Vice President

SUNTRUST BANK

By:
Name:
Title:

WACHOVIA BANK, NA,

By:
Name:
Title:

WELLS FARGO BANK, N.A.,

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

The terms, conditions and obligations of each of the undersigned under this Amendment and each of the other Loan Documents are hereby acknowledged and agreed to:

GUARANTORS:	CEC ENTERTAINMENT, INC., a Kansas corporation

By:
Christopher D. Morris Executive Vice President and CFO

SPT DISTRIBUTION COMPANY, INC., a Texas corporation

By:
Marshal Fisco Vice President

CEC ENTERTAINMENT HOLDINGS, LLC, a Nevada limited liability company

By:
Monte Miller President

TJH RESTAURANT GROUP, INC., a Texas corporation

By:
Marshall Fisco Vice President